UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020

Caesars Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 1150 Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 328-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Board Committee Members and Creation of Corporate Social Responsibility Committee

On July 30, 2020, the Board of Directors of Caesars Entertainment, Inc. (the “Company”) created a new Corporate Social Responsibility Committee as a standing committee of the Board and also approved the following committee appointments:

Audit Committee	Compensation Committee	Corporate Social Responsibility Committee	Nominating and Corporate Governance Committee
David Tomick (Chair)	Don Kornstein (Chair)	Jan Jones Blackhurst (Chair)	Frank Fahrenkopf (Chair)
Bonnie Biumi	Courtney Mather	Don Kornstein	Jan Jones Blackhurst
James Nelson	Michael Pegram	Courtney Mather James Nelson	Don Kornstein David Tomick

These appointments are subject to any necessary regulatory approval.

Adjustments to Named Executive Officer Compensation

On July 29, 2020, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of the Company approved adjustments to the compensation packages of the Company’s named executive officers. The Compensation Committee approved these adjustments based on the advice and recommendation of its independent compensation consultant after taking into account the market competitiveness of the named executive officers’ compensation packages following the merger. These changes are intended to reflect the increased roles and responsibilities of the named executive officers going forward.

Specifically, the Compensation Committee approved the following changes to the named executive officers’ compensation packages: (1) the base salaries for Messrs. Reeg, G. Carano, A. Carano, Yunker, and Quatmann were increased to $2,000,000, $1,400,000, $1,300,000, $1,000,000 and $750,000, respectively, (2) the target bonus opportunities for Messrs. Reeg, Yunker and Quatmann were increased to 200%, 125% and 100% of base salary, respectively, and (3) the target long-term incentive opportunities for Messrs. Reeg and Quatmann were increased to 350% and 150% of base salary, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2020	CAESARS ENTERTAINMENT, INC.

	By:	/s/ Edmund L. Quatmann, Jr.
Executive Vice President, Chief Legal Officer and Secretary